UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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Rockwell Medical, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROCKWELL MEDICAL, INC.
30142 Wixom Road Wixom, Michigan 48393

SUPPLEMENT TO PROXY STATEMENT
FOR THE 2018 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 21, 2018

June 7, 2018

Dear Shareholder:

On April 30, 2018, Rockwell Medical, Inc. (the “Company”) filed and made available to shareholders a proxy statement describing the matters to be voted upon at the Company’s 2018 annual meeting of shareholders (the “Annual Meeting”) to be held on Thursday, June 21, 2018.  This Supplement, which describes the withdrawal of the proposed nominee for election to the Board of Directors of the Company (the “Board”) and a change in the location of the Annual Meeting, among other changes, updates the proxy statement and should be read in conjunction with it.  Except as described in this Supplement, the information previously provided in the proxy statement continues to apply and should be considered in voting your shares.

This Supplement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting.  Please read it carefully.

The notice of meeting, the proxy statement, the Company’s 2017 Annual Report to Shareholders and this Supplement, are available on the internet at http://www.rockwellmed.com/invest.htm.

Change in Annual Meeting Location; Virtual Meeting to be Held

The Annual Meeting will be held as a virtual meeting at 10:00 A.M., Eastern Time, on June 21, 2018.  The proxy statement and accompanying notice stated that the Annual Meeting would be held at the Wixom Community Center.  You may attend the Annual Meeting, vote and submit a question during the meeting by visiting www.virtualshareholdermeeting.com/RMTI.  You will need to provide your control number found on your proxy card.

All shareholders of the Company, or individuals that shareholders have duly appointed as their proxies, may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/RMTI.

To attend the Annual Meeting, please follow these instructions:

•                  If shares you own are registered in your name, you may attend the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/RMTI and by providing your control number found on your proxy card; or

•                  If you hold shares in “street name” (that is, through a broker, bank or other nominee), you must first obtain a proxy issued in your name from your broker,

bank or other nominee before attending the virtual Annual Meeting at www.virtualshareholdermeeting.com/RMTI.  You will need to provide your control number found on the voter instruction form provided by such bank, broker or other nominee.

Departure of Director; Withdrawal of Nominee and Revised Recommendation

On May 22, 2018, we announced that Robert L. Chioini, our President and Chief Executive Officer, was terminated from his positions, effective immediately.  Pursuant to his employment agreement with the Company, in connection with his termination as President and Chief Executive Officer, Mr. Chioini was deemed to have resigned from the Board.  On May 24, 2018, we announced that Thomas E. Klema, our Chief Financial Officer, Vice President, Secretary and Treasurer, was terminated from his positions, effective immediately.  Following Mr. Chioini’s effective resignation, the Board reduced the size of the Board from eight to seven directors.

As a result of his resignation, Mr. Chioini no longer serves as a director of the Company, and his nomination to stand for reelection at the Annual Meeting has been withdrawn by the Board.   Consequently, the Board has withdrawn its recommendation to vote in favor of Proposal 2, the reelection of Mr. Chioini to the Board and the Company will not present Mr. Chioini as a nominee for election at the Annual Meeting.

The Board does not plan to nominate an individual in place of Mr. Chioini for election at the Annual Meeting.  As set forth in the proxy statement, one of our current directors, Patrick J. Bagley, will not stand for reelection to the Board at the Annual Meeting.  In light of Mr. Bagley’s expiring term and effective immediately after the Annual Meeting, the Board approved the reduction of the size of the Board.

The proxy statement also includes Proposal 1 regarding amendments to the Company’s charter and bylaws to declassify the Board.  In the proxy statement, the Board recommended, and continues to recommend, voting in favor of this Proposal. In the event that this proposal is not adopted at the Annual Meeting and the Board remains classified, because of Mr. Chioini’s resignation, there will be no Class III directors serving on the Board. In this event, the Board will consider reallocating directors among the three classes such that each class will have two directors. No determinations have been made at this time regarding any such reallocations.

Voting; Appointment and Revocability of Proxies

Unless you hold shares that are registered in your name, if you have already voted your shares and do not wish to change your vote, no further action is necessary.  You do not need to submit a new proxy card or vote again unless you wish to change your vote.

If you hold shares that are registered in your name, proxy cards already returned are no longer valid.  Please find enclosed a new proxy card to be completed and returned in the envelope provided.  Alternatively, please see the section above entitled “Change in Annual Meeting Location; Virtual Meeting to be Held” regarding how to vote your shares at the Annual Meeting by visiting www.virtualshareholdermeeting.com/RMTI.

With the removal of Mr. Chioini and Mr. Klema, the Company removed Mr. Chioini and Mr. Klema and named Benjamin Wolin and John G. Cooper as proxies to vote the shares at the Annual Meeting that are represented by proxy and properly presented to the Company.  Proxies that name Messrs. Chioini and Klema as proxies to vote the shares voted by proxy remain valid, with Messrs. Wolin and Cooper serving as the replacement proxies to vote the shares voted by proxy.

Proxy voting instructions already returned by shareholders will remain valid, other than with respect to Proposal 2, and will be voted at the Annual Meeting unless revoked.  Shares represented by all validly executed proxy voting forms or votes cast over the Internet (either prior to or after the date hereof) before the Annual Meeting will be voted for the other proposals as instructed, except that all votes for the election of Mr. Chioini will be discarded because of the subsequent withdrawal of his nomination for reelection to the Board and no election of a director will occur at the Annual Meeting.

If you have not voted your shares, please vote as soon as possible.  You can vote by proxy over the Internet by following the instructions provided in the proxy statement or by completing, signing and dating each voting instruction form or proxy card and returning it in the envelope provided.

If you have already voted your shares and you wish to change your vote on any matter, you can change your vote or revoke your proxy before the vote is taken at the Annual Meeting.  Please refer to the information under the question heading “Can I change my vote after I have mailed my proxy card?” in the proxy statement for additional information.

Thank you for your continued support of Rockwell Medical, Inc.

By Order of the Board of Directors,

BENJAMIN WOLIN
Chairman of the Board
Member of the Special Transition Committee

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com ROCKWELL MEDICAL, INC. ATTN: DAVID KULL 30142 WIXOM ROAD WIXOM, MI 48393 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 20, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RMTI You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E49290-Z72879 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ROCKWELL MEDICAL, INC. For Withhold For All To withhold authority to vote for any individual This Proxy is solicited on behalf of our Board of Directors. The Board recommends a vote "FOR" Proposals 1 and 3 All All Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. through 5. 2. If Proposal 1 is approved by the shareholders of the Company, election of Mr. Chioini as director of the Company for a term of one year and if Proposal 1 is not approved by the shareholders of the Company, election of Mr. Chioini as a Class III director of the Company for a term of three years. NOMINEE: 01) Robert L. Chioini !!! For Against Abstain 1.Amendments to our charter and bylaws to provide for the declassification of our board of directors.!!! 3.Approve the 2018 Rockwell Medical, Inc. Long Term Incentive Plan.!!! 4.Approve, by non-binding proposal, the compensation of the named executive officers.!!! 5.Approve a proposal to ratify the selection of Plante & Moran, PLLC as our independent registered public accounting firm for 2018.!!! In their discretion with respect to any other matters that may properly come before the meeting. This proxy will be voted, when properly executed, in accordance with the specifications made herein. If no instructions are indicated, the shares represented by this Proxy will be voted FOR Proposals 1 and 3 through 5. Please date, sign and return this Proxy promptly in the enclosed envelope. Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders: The Notice of Meeting, proxy statement, proxy supplement, proxy card and 2017 annual report to shareholders are available at www.proxyvote.com. Please sign, date and mail your proxy card in the envelope provided as soon as possible. E49291-Z72879 REVOCABLE PROXY ROCKWELL MEDICAL, INC. 2018 ANNUAL MEETING OF SHAREHOLDERS JUNE 21, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROCKWELL MEDICAL, INC. The undersigned, as a shareholder of record on April 25, 2018, hereby appoints Benjamin Wolin and John Cooper, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned and hereby authorizes them to vote as proxy all of the common shares, no par value, of Rockwell Medical, Inc. (the "Company") which the undersigned would be entitled to vote if then personally present at the 2018 Annual Meeting of Shareholders of the Company to be held on June 21, 2018 at 10:00 a.m. Eastern Time, and at any and all adjournments or postponements thereof, upon those matters set forth in the Notice of Annual Meeting and Proxy Statement dated April 30, 2018, as well as any supplement thereto, (receipt of which is hereby acknowledged) as designated on the reverse side. In their discretion, to the extent permitted by law, the proxies are also authorized to vote upon all such other matters as may properly come before the meeting. The undersigned ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies. (Continued and to be Signed on Reverse Side)